UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2018

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2018, Mitel Networks Corporation, a Canadian corporation (“Mitel” or the “Company”), entered into an Arrangement Agreement (the “Arrangement Agreement”) to be acquired by MLN AcquisitionCo ULC, a British Columbia unlimited liability company (“Purchaser”), formed by funds advised by affiliates of Searchlight Capital Partners, L.P. (“Searchlight”).

Under the terms of the Arrangement Agreement, Purchaser will acquire all of the outstanding common shares of the Company (the “Shares”) pursuant to a Plan of Arrangement (the “Arrangement”) under the Canada Business Corporations Act (the “CBCA”).

The Arrangement has been unanimously approved by the board of directors of the Company. In doing so, the board of directors determined that the transaction is fair to the shareholders of the Company and in the best interests of the Company. The board of directors also has determined unanimously to recommend that the Company’s shareholders vote in favor of the Arrangement.

At the effective time of the Arrangement (the “Effective Time”), each (1) Share, other than any Shares exchanged by shareholders who properly exercise dissent rights under the CBCA (“Dissenting Shareholders”) and (2) warrant issued by the Company, which upon exercise entitles the holder thereof to receive, for no consideration, one Share, will be deemed to be transferred to Purchaser in consideration for the right to receive a cash payment from the Company in the amount equal to US$11.15, without interest.

Each option, outstanding as of immediately prior to the Effective Time, exercisable to acquire one or more Shares from the Company, that has not been exercised prior to the Effective Time will be cancelled by the Company in consideration for the right to receive a cash payment from the Company in an amount equal to the excess, if any, of US$11.15 over the exercise price of such option, less any amounts the Company is required to withhold for taxes. Any option for which the exercise price is equal to or greater than US$11.15 will be cancelled for no consideration.

Each of the Company’s performance share units (“Company PSUs”) will be cancelled in consideration for the right to receive a cash payment from the Company in the amount equal to US$11.15 per Share subject to such Company PSU, less any amounts the Company is required to withhold for taxes.

Shares subject to Company PSUs will be determined by multiplying (A) the number of Shares subject to such Company PSU at target as set forth in the applicable award agreement by (B) in the case of a Company PSU granted in 2017, 120.83%, or in the case of a Company PSU granted in 2018, 117.11%.

Each of the Company’s restricted share units (“Company RSUs”) that by its terms accelerates at the Effective Time or is held by a non-employee director will be cancelled in consideration for the right to receive a cash payment from the Company in the amount equal to US$11.15, less any amounts the Company is required to withhold for taxes.

Each Company RSU that does not by its terms accelerate at the Effective Time and is not held by a non-employee director will be cancelled in exchange for the right to receive a cash payment from the Company in the amount equal to US$11.15, less any amounts the Company is required to withhold for taxes, following the date such Company RSU would have vested in accordance with its terms, generally subject to the holder’s continued employment through such date.

Shares held by Dissenting Shareholders will be deemed to be transferred to Purchaser at the Effective Time in consideration for the right to receive an amount determined and payable in accordance with the provisions of the CBCA.

The Arrangement Agreement contains a “go shop” provision pursuant to which the Company has the right to solicit and engage in discussions and negotiations with respect to competing proposals until 45 days after the execution of the Arrangement Agreement (the “Go-Shop Period End Time”) and permits specified extensions to allow bidding between Purchaser and a party that submits a “superior proposal” as defined in the Arrangement Agreement prior to the Go-Shop Period End Time.

Except with respect to the specified extensions described above, after the Go-Shop Period End Time, the Company is subject to a “no-shop” restriction on its ability to solicit third-party proposals, provide information to third parties and engage in discussions with third parties. The no-shop provision is subject to a “fiduciary-out” provision that allows the Company to provide information and participate in discussions with respect to bona fide proposals submitted by third parties after the Go-Shop Period End Time and with respect to which the board of directors of the Company determines in good faith after consultation with outside counsel and financial advisors, taking into account all relevant factors permitted by applicable law, that (1) such third-party proposal could reasonably be expected to result in a superior proposal, and (2) failure to pursue such third-party proposal would be inconsistent with its fiduciary duties.

The Company may terminate the Arrangement Agreement under certain circumstances, including if its board of directors determines in good faith that it has received a superior proposal, and otherwise complies with certain terms of the Arrangement Agreement. In connection with such termination, the Company must pay a fee of US$49,410,000 to Purchaser, unless such termination is in connection with the entry into a definitive agreement with an Excluded Party (as defined in the Arrangement Agreement) with respect to a superior proposal, in which case the Company must pay a fee of US$17,650,000 to Purchaser. If the Arrangement Agreement is terminated as a result of the Company’s shareholders and warrantholder not approving the Arrangement, the Company must pay US$7,500,000 to Purchaser in respect of expenses incurred by Purchaser and its affiliates. The Arrangement Agreement provides for Purchaser to pay the Company a fee of US$84,690,000 upon termination of the Arrangement Agreement by the Company if (1) all conditions to closing have been satisfied, (2) the Company has irrevocably confirmed in writing that it is ready, willing and able to close and (3) Purchaser fails to consummate the closing within two business days of such written notice. Purchaser’s obligations under the Arrangement Agreement to pay certain fees are supported by limited guarantees by the funds advised by affiliates of Searchlight.

Purchaser has obtained equity commitments from affiliates of Searchlight and certain co-investors, and debt financing commitments for the transactions contemplated by the Arrangement Agreement, the aggregate proceeds of which Purchaser has represented will be sufficient (together with the available cash of the Company and its subsidiaries) for Purchaser to pay all amounts required to be paid on the closing date in connection with the transactions contemplated by the Arrangement Agreement. Consummation of the Arrangement is not subject to a financing condition, but is subject to various other conditions, including approval of the Arrangement by the Company’s shareholders and warrantholder (voting together as a single class), the receipt of certain antitrust clearances and approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by certain United States governmental telecom authorities and other customary closing conditions. The parties expect to close the Arrangement in the second half of 2018.

The foregoing description of the Arrangement Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Arrangement Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Arrangement Agreement contains representations, warranties and covenants by each of the Company and Purchaser. These representations, warranties and covenants were made solely for the purpose of the Arrangement Agreement and solely for the benefit of the parties to the Arrangement Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Arrangement Agreement by disclosures that were made to the other party in connection with the negotiation of the Arrangement Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws;

•	were made only as of the date of the Arrangement Agreement or such other date or dates as may be specified in the Arrangement Agreement; and

•	may not be relied upon by any person other than the Company and Purchaser.

Item 8.01 Other Events

On April 24, 2018, Mitel issued the press release attached hereto as Exhibit 99.1 (the “Press Release”) announcing that Mitel has signed a definitive arrangement agreement to be acquired by an investor group led by affiliates of Searchlight Capital Partners, L.P. The Press Release is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Arrangement Agreement, dated as of April 23, 2018, between Mitel Networks Corporation, a Canadian corporation, MLN AcquisitionCo ULC, a British Columbia unlimited liability company and MLN TopCo Ltd., a Cayman Islands exempted company.*

99.1	Press Release dated April 24, 2018.

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to supplementally furnish to the Securities and Exchange Commission (the “SEC”) upon request any omitted schedule or exhibit to the Arrangement Agreement.

Additional Information and Where to Find It

This communication may be deemed to be solicitation in respect of the arrangement. In connection with the arrangement, Mitel intends to file relevant materials with the SEC and Canadian securities regulatory authorities, including Mitel’s proxy statement on Schedule 14A and proxy circular. MITEL SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES, INCLUDING MITEL’S PROXY STATEMENT AND PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website at www.sec.gov and the Canadian Securities Administrators’ website at www.sedar.com, and Mitel shareholders will receive information at an appropriate time on how to obtain documents free of charge from Mitel, which are not currently available.

Mitel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Mitel common shares in respect of the arrangement. Information about Mitel’s directors and executive officers is set forth in the proxy statement and proxy circular for Mitel’s 2018 Annual General Meeting of Shareholders, which was filed with the SEC and Canadian securities regulatory authorities on March 29, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and proxy circular regarding the arrangement when it becomes available.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel, Inc. (“ShoreTel”) and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile business unit; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2018

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary